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                                                                    EXHIBIT 99.3

                               CONSENT OF NOMINEE

  I hereby consent to being named in the Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 (File No. 33-54777) of Sequoia Systems, Inc. ("Sequoia") as a person to be elected as a Class III Director of Sequoia upon the Effective Time (as defined therein).

                                                  /s/ J. Michael Stewart
                                          _____________________________________
                                                    J. Michael Stewart